ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Payables and Accruals [Abstract]
Accrued payroll and related costs	$ 21,082	$ 18,067
Accrued vacation	6,647	5,432
Accrual for minimum wage increase	508	1,128
Labor union contribution	2,197	1,912
Severance accrual for Procheck termination	7,728
Unearned revenue	2,001	854
Other	2,510	3,315
Total accrued expenses and other current liabilities	$ 42,673	$ 30,708